FILED PURSUANT TO RULE 497(e)
                                                     REGISTRATION NO. 333-141093


                     THE GABELLI SRI FUND, INC. (THE "FUND")


         SUPPLEMENT DATED MARCH 4, 2009, TO THE FUND'S PROSPECTUSES FOR
            CLASS A SHARES, CLASS C SHARES, CLASS I SHARES AND CLASS
                      AAA SHARES, EACH DATED JULY 29, 2008

Effective March 17, 2009, all references in the Prospectus to The Gabelli SRI Fund, Inc. should be replaced with Gabelli SRI Green Fund, Inc. In addition, the below changes should be noted, also effective March 17, 2009.

Replace PRINCIPAL INVESTMENT STRATEGIES (PAGE 2) with the following:

         The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund's guidelines for both social responsibility and sustainability at the time of investment. The Fund may also invest in foreign securities and in securities that are convertible into common stocks. The Fund focuses on investments in companies whose securities appear to be underpriced relative to their private market value ("PMV"). PMV is the value the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company. There can be no assurance that the Fund will be able to achieve its investment objective.

         SOCIALLY RESPONSIBLE CRITERIA. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund's social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production and companies involved in the manufacture of abortion related products.

         SUSTAINABILITY CRITERIA. The Adviser has identified the following sustainability issues it believes materially impact the world we live in through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.

         After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund's guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.

INVESTMENT OBJECTIVE, POLICIES, AND RISK INFORMATION (PAGE 4)

Replace the second paragraph with the following:

         The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund's guidelines for both social responsibility and sustainability at the time of investment."

Replace FOREIGN SECURITIES in the second paragraph on page 5 with the following:

         "The Fund may invest in securities of non-U.S. issuers."

Replace FOREIGN SECURITIES RISK on page 5 with the following:

         "FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

         o        CURRENCY RISK. Fluctuations in exchange rates between the U.S.
                  dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.
         o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.
         o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.
         o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.
         o EMERGING MARKETS. The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.
         o LIQUIDITY RISK. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers."

Replace SOCIALLY RESPONSIBLE INVESTMENT RISK on page 5 with the following:

         "SOCIALLY RESPONSIBLE/SUSTAINABILITY INVESTMENT RISK. The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so."


MANAGEMENT OF THE FUND (PAGE 6)

Replace the PORTFOLIO MANAGER section on page 7, with the following:

"THE PORTFOLIO MANAGERS.
         Mr. Christopher Desmarais is a Senior Vice President of GAMCO Asset Management Company as well as its Director of Socially Responsive Investments. Since joining GAMCO in 1993, Mr. Desmarais has been actively involved in expanding the firm's capabilities and involvement in the field of Socially Responsible Investing. Mr. Desmarais serves on the Charles F. Dolan School of Business Advisory Council at Fairfield University and has been a frequent speaker at various conferences including The Green Mountain Summit and the Endowments and Foundations Symposium. Mr. Desmarais is a graduate of Fairfield University with a B.A. in Economics.

         Mr. John Segrich joined Gabelli & Company, Inc. in July 2008 to head the Gabelli Green research team, which focuses on sustainability criteria, bringing his 15 years of institutional research experience to the team. Previously, he spent seven years in Europe where he was most recently the head of JPMorgan's sell side European Technology research team. Prior to that, Mr. Segrich was head of the European Software research team for Goldman Sachs. Mr. Segrich began his career in 1993 at Gabelli & Company, Inc., where he was focused on research the embryonic Internet industry.

         As portfolio managers, Mr. Desmarais and Mr. Segrich are primarily responsible for the day to day investment decisions for the Fund.

         The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership of securities in the Fund."